SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             SECOND AMENDED FORM 8-K

                                 Current Report

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report: (Date of earliest event reported): July 15, 2003

                         Commission File No.: 000-49705


                                   LISTO, INC.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                Nevada 86-1031851
        --------------------------------- -------------------------------
        (State or other jurisdiction of (IRS Employer Identification No.)
                         incorporation or organization)


               39612 North Central Avenue, Phoenix, Arizona 85086
              -----------------------------------------------------
                    (Address of principal executive offices)


                                  (602)614-6081
                            ------------------------
                            (Issuer telephone number)


                                    GBO, Inc.
                   -------------------------------------------
                   (Former name, if changed since last report)

                  4213 North Tabor Street, Mesa, Arizona 82515
          ------------------------------------------------------------
                 (Former address, if changed since last report)

Item 1. Changes in Control of Registrant.

     On May 15, 2003, GBO, Inc. (the "Company" or "Registrant") entered into a Plan of Merger with Listo, Inc.("Listo"), a private Nevada corporation, providing that the Company issue one share of its common stock for each share owned by the shareholders of Listo. No shareholders of Listo exercised their right to dissent to the merger, therefore, all 3,676,000 of the issued and outstanding shares of Listo were acquired by the Company. Articles of Merger were filed with the Nevada Secretary of State on July 15, 2003, providing that the effective date of the merger is June 1, 2003. The Company filed a Form 8-K on July 27,2003, reporting the material facts of the merger. On September 3, 2003, the Company executed an Amendment to Articles of Merger (the Amendment") changing the effective date of the merger to July 15, 2003, and has submitted the Amendment to the Nevada Secretary of State for filing. A copy of the Amendment is attached hereto as Exhibit 2.1.

Item 7. Financial Statements and Exhibits.

     (a) Financial Statements

                                   Listo, Inc.
                          (A DEVELOPMENT STAGE COMPANY)

                              FINANCIAL STATEMENTS

                                  June 30, 2002
                                  June 30, 2003
                                  July 15, 2003




                     FINANCIAL STATEMENTS TABLE OF CONTENTS
                        -------------------------------

                                                                            PAGE
TABLE OF CONTENTS ............................................................ 2

INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS' REPORT ............................. 3

BALANCE SHEET ................................................................ 4

STATEMENT OF OPERATIONS ...................................................... 5

STATEMENT OF STOCKHOLDERS' EQUITY ........................................ 6 - 7

STATEMENT OF CASH FLOWS ...................................................... 8

NOTES TO FINANCIAL STATEMENTS ........................................... 9 - 12

                REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT
               --------------------------------------------------

To the Board of Directors and Audit Committee
Listo, Inc.

I have audited the accompanying balance sheet of Listo, Inc., (a Development Stage Company) as of July 15, 2003, June 30, 2003, and June 30, 2002 and the related statements of operations, stockholders' equity, and cash flows for the period from January 18, 2002 (inception) to June 30, 2002, year ended June 30, 2003, July 1, 2003 to July 15, 2003 and period 18 January, 2002 (inception) to July 15, 2003. These financial statements are the responsibility of the Company's management. My responsibility is to express an opinion on these financial statements based on my audit.

I conducted my audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audit provides a reasonable basis for my opinion.

In my opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Listo, Inc., (a Development Stage Company) as of July 15, 2003, June 30, 2003 and June 30, 2002 and the related statements of operations, stockholders' equity, and cash flows for the period from January 18, 2002 (inception) to June 30, 2002, year ended June 30, 2003, July 1, 2003 to July 15, 2003 and period January 18, 2002 (inception) to July 15, 2003 in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the company will continue as a going concern. As discussed in the notes to the financial statements, the Company has no established source of revenue. This raises substantial doubt about the Company's ability to continue as a going concern. The financial statements do not include any adjustments that might result from this uncertainty.


                                                     Shelley International, CPA



September 29, 2003
Mesa, Arizona

                                   Listo, Inc.
                          (A DEVELOPMENT STAGE COMPANY)

                                 BALANCE SHEETS
                                ---------------
                                     ASSETS


                                                   July 15,       June 30,       June 30,
                                                     2003           2003           2002
                                               -------------- -------------- --------------
CURRENT ASSETS
     Cash                                       $      11,243  $       4,340  $         977
     Prepaid Rent                                           -              -          7,500
                                               -------------- -------------- --------------

      Total Current Assets                             11,243          4,340          8,477
                                               -------------- -------------- --------------

TOTAL ASSETS                                    $      11,243  $       4,340  $       8,477
                                               ============== ============== ==============

                      LIABILITIES AND STOCKHOLDERS' EQUITY

LIABILITIES
Current Liabilities
     Payroll Taxes Payable                      $       4,860  $       4,098  $           -
     Payable from Officer                                 100            100
                                               -------------- -------------- --------------

     Total Current Liabilities                          4,960          4,198              -
                                               -------------- -------------- --------------
STOCKHOLDERS' EQUITY

     Common Stock, authorized is
     25,000,000 shares.  Issued and
     outstanding on  June 30, 2002 is 2,952
     shares, on June 30, 2003 is 3,756
     shares, and on July 15, 2003 is 4,196
     shares at par value $0.001 per share               4,196          3,756          2,952

     Paid in Capital                                  287,564        288,004         80,548

     Common Stock Subscribed                                         (21,000)       (16,600)

     (Deficit) accumulated during the
     development stage                               (285,477)      (270,618)       (58,423)
                                               -------------- -------------- --------------

     Total Stockholders' Equity                         6,283            142          8,477
                                               -------------- -------------- --------------
TOTAL LIABILITIES AND
STOCKHOLDERS' EQUITY                            $      11,243  $       4,340  $       8,477
                                               ============== ============== ==============

        The accompanying notes are an integral part of these statements

                                   Listo, Inc.
                          (A DEVELOPMENT STAGE COMPANY)

                            STATEMENTS OF OPERATION
                            -----------------------

                                                   Period                         Period            Period
                                                July 1, 2003       Year      January 18, 2002  January 18, 2002
                                                     to           Ended        (Inception)       (Inception)
                                                  July 15,       June 30,      to June 30,        to July 15,
                                                    2003           2003            2002              2003
                                               -------------- -------------- ---------------- -----------------
INCOME

        Revenue                                 $           -  $           -  $             -  $              -
                                               -------------- -------------- ---------------- -----------------

EXPENSES
      General and Administrative                        8,984         96,954           49,756           155,694
      Rent                                              2,950         57,452            8,667            69,069
      Salaries                                          2,925         26,794                             29,719
      Professional and Legal                                          30,995                             30,995
                                               -------------- -------------- ---------------- -----------------

      Total Expense                                    14,859        212,195           58,423           285,477
                                               -------------- -------------- ---------------- -----------------

      Net (Loss) before Provision for
      Income Taxes                                    (14,859)      (212,195)         (58,423)         (285,477)


      Provision for Income Taxes                            -              -                -                 -
                                               -------------- -------------- ---------------- -----------------


NET (LOSS)                                      $     (14,859) $    (212,195) $       (58,423) $       (285,477)
                                               ============== ============== ================ =================



Net (Loss) per Common Share                             (0.01)         (0.07)           (0.02)            (0.09)
                                               -------------- -------------- ---------------- -----------------


Weighted Average Number of
      Common Shares Outstanding                    3,785,000       3,188,000        2,819,000         3,336,000
                                               -------------- -------------- ---------------- -----------------


        The accompanying notes are an integral part of these statements

                                   Listo, Inc.
                          (A DEVELOPMENT STAGE COMPANY)

                       STATEMENT OF STOCKHOLDERS' EQUITY
                       ---------------------------------
          for the period January 18, 2002 (Inception) to July 15, 2003

                                                   Common Stock                                       Accumulated
                                   ---------------------------------------------                        Deficit
                                                                Price              Paid in    Stock    1/18/2002     Total
                                          Date        Shares  Per Share   Amount   Capital Subscribed  to 7/15/03   Equity
                                   --------------------------------------------- --------- ---------- ----------- --------
Common Stock issued for services        4/6/02     2,000,000    $ 0.001  $ 2,000  $      -  $       -  $        - $  2,000
Common Stock issued for cash           4/17/02       240,000      0.080      240    19,760                          20,000
Common Stock issued for cash           4/17/02         9,697      0.330       10     3,408                           3,418
Common Stock Subscribed                4/17/02        50,303      0.330       50    16,550    (16,600)                   -
Common Stock issued for services       4/17/02       150,000      0.260      150    39,850                          40,000
Common Stock issued for services       4/28/02       500,000      0.001      500                                       500
Common Stock issued for cash            5/7/02         2,000      0.500        2       980                             982
                                                                                                                        -
Net (Loss)                                                                                                (58,423) (58,423)
                                               -------------            -------- --------- ---------- ----------- --------
Balance, June 30, 2002                             2,952,000               2,952    80,548    (16,600)    (58,423)   8,477

Proceeds from Stock Subscription       7/20/02                                                 16,600               16,600
Common Stock issued for cash           7/22/02        20,000      0.500       20     9,980                          10,000
Common Stock issued for cash            8/1/02        2,000       0.500        2       998                           1,000
Common Stock issued for cash            8/5/02         4,000      0.500        4     1,996                           2,000
Common Stock issued for cash            9/1/02         1,500      0.660        2       998                           1,000
Common Stock issued for services       10/1/02        20,500      0.720       20    14,740                          14,760
Common Stock issued for cash           12/9/02        20,000      0.250       20     4,980                           5,000
Common Stock issued for cash           1/10/03        20,000      0.250       20     4,980                           5,000
Common Stock issued for cash           1/16/03        20,000      0.250       20     4,980                           5,000
Common Stock issued for services       1/16/03        12,000      0.250       12     2,988                           3,000
Common Stock issued for cash           1/31/03         4,000      0.250        4       996                           1,000
Common Stock issued for cash            2/7/03       100,000      0.250      100    19,900                          20,000
Common Stock issued for cash           2/11/03        24,000      0.250       24     5,976                           6,000
Common Stock issued for cash           2/18/03         4,000      0.250        4       996                           1,000
Common Stock issued for cash           2/21/03        10,000      0.250       10     2,490                           2,500
Common Stock issued for cash            3/5/03        18,000      0.250       18     4,482                           4,500
Common Stock issued for cash            3/6/03         8,000      0.250        8     1,992                           2,000
Common Stock issued for cash           3/13/03         4,000      0.250        4       996                           1,000
Common Stock issued for cash           3/14/03         4,000      0.250        4       996                           1,000
Common Stock issued for cash           3/18/03        10,000      0.250       10     2,490                           2,500
Common Stock issued for cash           3/28/03        19,000      0.250       19     4,731                           4,750
Common Stock issued for cash            4/7/03        60,000      0.200       60    11,940                          12,000
Common Stock issued for services        4/7/03        21,000      0.250       21     5,229                           5,250
Common Stock issued for cash           4/16/03        48,000      0.250       48    11,952                          12,000
Common Stock issued for services       4/16/03         4,000      0.250        4       996                           1,000
Common Stock issued for cash           4/28/03        32,000      0.250       32     7,968                           8,000
Common Stock issued for services       4/28/03         4,000      0.250        4       996                           1,000
Common Stock issued for cash           4/30/03        48,000      0.250       48    11,952                          12,000
Common Stock issued for cash            5/5/03         6,000      0.250        6     1,494                           1,500
Common Stock issued for cash           5/12/03        64,000      0.250       64    15,936                          16,000


                                       6

STATEMENT OF STOCKHOLDERS' EQUITY - Continued

Common Stock issued for cash           5/20/03        20,000      0.250       20     4,980                           5,000
Common Stock issued for services       5/20/03        40,000      0.250       40     9,960                          10,000
Common Stock issued for cash           5/21/03        48,000      0.250       48    10,452                          10,500
Common Stock Subscribed                5/21/03         4,000      0.250        4       996     (1,000)                   -
Common Stock Subscribed                6/30/03        80,000      0.250       80    19,920    (20,000)                   -

Net (Loss)                                                                                               (212,195)(212,195)
                                               -------------            -------- --------- ---------- ----------- --------
Balance, June 30, 2003                             3,756,000               3,756   288,004    (21,000)   (270,618)     142

Proceeds from Stock Subscription        7/1/03                                                 21,000               21,000

Recapitalization July 15, 2003                                                                                           -
     Common Shares Issued                            440,000                 440      (440)                              -

Net (Loss)                                                                                                (14,859) (14,859)
                                               -------------            -------- --------- ---------- ----------- --------

Balance, July 15, 2003                             4,196,000            $  4,196 $ 287,564 $        -  $ (285,477)$  6,283
                                              ==============            ======== ========= ========== =========== ========

The accompanying notes are an integral part of these statements

                                   Listo, Inc.
                          (A DEVELOPMENT STAGE COMPANY)

                             STATEMENT OF CASH FLOWS
                             -----------------------

                                                                                 Period             Period
                                                    Period        Year      January 18, 2002  January 18, 2002
                                                    Ended         Ended        (Inception)       (Inception)
                                                   July 15,      June 30,      to June 30,        to July 15,
                                                     2003          2003            2002              2003
                                               ------------- ------------- ----------------- -----------------
Cash Flows from Operating Activities

       Net (Loss)                               $    (14,859) $   (212,195)   $      (58,423)   $     (285,477)

       Significant Non-Cash Transactions
            Issued 2,952,000 common shares
            for services valued at $42,500
            during period ended June 30, 2002
            and 101,500 common shares for
            services valued at $35,010 during
            year ended June 30, 2003                                35,010            42,500            77,510

       Changes in assets and liabilities

            Prepaid Rent                                             7,500            (7,500)                -
            Payroll Taxes Payable                        762         4,098                               4,860
            Payable From Officer                                       100                                 100
                                               ------------- ------------- ----------------- -----------------
Net Cash Used by Operations                          (14,097)     (165,487)          (23,423)         (203,007)
                                               ------------- ------------- ----------------- -----------------

Cash Flow Used in Investing Activities                     -             -                 -                 -
                                               ------------- ------------- ----------------- -----------------

Cash Flows from Financing Activities

       Proceeds from Stock Subscriptions              21,000        16,600                               37,600
       Proceeds from Stock Sales                                   152,250            24,400           176,650
                                               ------------- ------------- ----------------- -----------------

Cash Flows from Financing Activities                  21,000       168,850            24,400           214,250
                                               ------------- ------------- ----------------- -----------------

Net Increase in Cash                                   6,903         3,363               977            11,243

Cash, Beginning of Period                              4,340           977                 -                 -
                                               ------------- ------------- ----------------- -----------------

Cash, End of Period                             $      1,243  $      4,340    $          977    $       11,243
                                               ============= ============= ================= =================

Significant Non-Cash Transactions

     For year ended June 30, 2002, Common Stock Issued included 50,303 shares paid for in July 2002.
     For year ended June 30, 2003, Common Stock Issued included 84,000 shares paid for in July 2003.

Supplemental Information:
       The amount of interest and taxes paid for the above period was $0.00.


        The accompanying notes are an integral part of these statements

                                   Listo, Inc.
                          (A Development Stage Company)


                          NOTES TO FINANCIAL STATEMENTS
                          -----------------------------

Note 1. GENERAL ORGANIZATION AND BUSINESS

Listo, Inc., (the Company) was organized in the state of Nevada on January 18, 2002. The Company is currently in its development stage and to date its activities have been limited to organization and capital formation. The Company currently has no operations and, in accordance with SFAS No. 7, is considered a development stage company. The Company's fiscal year end is June 30.

On July 15, 2003 the Company acquired all of the outstanding stock of GBO Corporation, a Nevada Corporation in a stock exchange transaction. This was accounted for as a re-capitalization with the surviving legal entity being GBO and the accounting history being that of Listo, Inc. GBO immediately initiated a name change to Listo, Inc.

Note 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

As of July 15, 2003 the Company has no assets except for cash and also has no operations. The relevant accounting policies and procedures are listed below:

Accounting Basis

The basis is accounting principles generally accepted in the United States.

Earnings per Share

The basic earnings (loss) per share is calculated by dividing the Company's net income available to common shareholders by the weighted average number of common shares during the year.

The Company has no potentially dilutive securities outstanding at the end of the statement periods. Therefore, the basic and diluted earnings (loss) per share are presented on the face of the statement of operations as the same number.

The Company has not issued any options or warrants or similar securities since inception.

Stock Based Compensation

The Company accounts for its stock based compensation based upon provisions in SFAS No. 123, Accounting for Stock-Based Compensation. In this statement stock based compensation is divided into two general categories, based upon who the stock receiver is, namely: employees/directors and non-employees/directors. The employees/directors category is further divided based upon the particular stock issuance plan, namely compensatory and non-compensatory. The employee/directors non-compensatory securities are recorded at the sales price when the stock is sold. The compensatory stock is calculated and recorded at the securities' fair value at the time the stock is given.

SFAS 123 also provides that stock compensation paid to non-employees be recorded with a value which is based upon the fair value of the services rendered or the value of the stock given, whichever is more reliable. The common stock paid to non-employees was valued at the value of the services rendered. In all instances this was assumed to be par value for the stock.

Income Taxes

The provision for income taxes is the total of the current taxes payable and the net of the change in the deferred income taxes. Provision is made for the deferred income taxes where differences exist between the period in which transactions affect current taxable income and the period in which they enter into the determination of net income in the financial statements.

Advertising

Advertising is expensed when incurred. There has been no advertising since inception.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 3. GOING CONCERN

The accompanying financial statements have been prepared assuming that the company will continue as a going concern, which contemplates the realization of assets and the liquidation of liabilities in the normal course of business. However the Company has neither a current source of revenue, nor operations. Without realization of additional capital, it would be unlikely for the Company to continue as a going concern. It is management's plan to seek additional capital through a merger with an existing operating company.

NOTE 4. STOCKHOLDERS' EQUITY

At inception the Company had 25,000,000 shares of common stock authorized. The shareholders have all of the rights afforded Nevada shareholders.

Par value is $0.001 per common share.

There are no warrants or options outstanding to acquire any additional shares of common stock.

The Company was initially capitalized on January 18, 2002. Also, $42,500 of value was given in services for which 2,650,000 shares of stock were issued at par value. Afterward, 1,004,500 shares of common stock were sold for $214,250, and an additional 101,500 shares were given for services valued at $35,010 as shown in the statement of stockholders' equity

NOTE 5. INCOME TAXES

The Company provides for income taxes under Statement of Financial Accounting Standards No. 109, Accounting for Income Taxes. SFAS No. 109 requires the use of an asset and liability approach in accounting for income taxes. Deferred tax assets and liabilities are recorded based on the differences between the financial statement and tax bases of assets and liabilities and the tax rates in effect when these differences are expected to reverse.

SFAS No. 109 requires the reduction of deferred tax assets by a valuation allowance if, based on the weight of available evidence, it is more likely than not that some or all of the deferred tax assets will not be realized. In the Company's opinion, it is uncertain whether they will generate sufficient taxable income in the future to fully utilize the net deferred tax asset. Accordingly, a valuation allowance equal to the deferred tax asset has been recorded. The total deferred tax asset is estimated at $59,538, which is calculated by multiplying a 22% estimated tax rate by the two items making up the deferred tax account, the accumulated NOL of $270,717. The total valuation allowance is a comparable $59,538

The provision for income taxes is comprised of the net change in deferred taxes less the valuation account plus the current taxes payable as shown in the chart below.

                                                    2002                   2003
         Net change in deferred taxes              $12,853              $46,683
         Valuation Account                         (12,853)             (46,683)
         Current taxes payable                           0                    0
                                                 ---------             --------
         Provision for Income Taxes             $        0             $      0
                                                 ---------            ---------

Below is a chart showing the federal net operating losses and the year in which it will expire.

         Year                                       Amount           Expiration
                                                   -------           ----------
         2002                                    $  58,423                 2022
         2003                                      212,194                 2023
                                                   -------
         Total                                    $270,717

Internal Revenue Code (IRC) Section 382 restricts the amount of net operating loss carry forward that can be utilized in a year if there has been a fifty percent ownership change. Because of the re-capitalization done July 15, 2003 ownership percentages have changed. However, because the valuation allowance account established effectively negates any need for an in depth review of stock ownership changes, no analysis was performed on stock ownership to verify if the Listo, Inc. ownership would be covered by IRC Section 382.

Note 6. OPERATING LEASES AND OTHER COMMITMENTS:

The Company leases office space in Phoenix and in Mexico. The leases have expired as of July 15, 2003. However, it is expected that they will be renewed. The five-year projection of these future obligations follows:

                             Year 1    Year 2    Year 3     Year 4    Year 5

Operating Leases, etc       $30,000   $30,000   $30,000    $30,000   $30,000


Note 8. THE EFFECT OF RECENTLY ISSUED ACCOUNTING STANDARDS

Below is a listing of the most recent accounting standards SFAS 145-150 and their effect on the Company.

SFAS 146 Accounting for Costs Associated with Exit or Disposal Activities

This statement requires companies to recognize costs associated with exit or disposal activities, other than SFAS 143 costs, when they are incurred rather than at the date of a commitment to an exit or disposal plan. Examples of these costs are lease termination costs, employee severance costs associated with restructuring, discontinued operation, plant closing, or other exit or disposal activity. This statement is effective after December 15, 2002.

SFAS 147 Acquisitions of Certain Financial Institutions - an amendment of FASB Statement No. 72 and 144 and FASB Interpretation No. 9.

This statement makes the acquisition of financial institutions come under the statements 141 and 142 instead of statement 72, 144 and FASB Interpretation No.
9. This statement is applicable for acquisition on or after October 1, 2002.

SFAS 148 Accounting for Stock-Based Compensation - Transition and Disclosure

Amends FASB 123 to provide alternative methods of transition for an entity that voluntarily changes to the fair value based method of accounting for stock-based employee compensation.

SFAS 149 Amendment of Statement 133 on Derivative Instruments and Hedging Activities

This Statement amends and clarifies financial accounting and reporting for derivative instruments, including certain derivative instruments embedded in other contracts (collectively referred to as derivatives) and for hedging activities under FASB Statement No. 133, Accounting for Derivative Instruments and Hedging Activities.


SFAS 150 Financial  Instruments  with  Characteristics  of both  Liabilities and
Equity

This statement requires that such instruments be classified as liabilities in the balance sheet. SFAS 150 is effective for financial instruments entered into or modified after May 31, 2003.

The adoption of these new Statements is not expected to have a material effect on the Company's current financial position, results or operations, or cash flows. These standards will have an impact if the Company merges with an operating entity.

     (b) Exhibits: The exhibits listed below are attached and filed as part of this report:

Exhibits         Description
--------         --------------
2.1              Amendment to Articles of Merger

Item 8. Change in Fiscal Year

Effective August 1, 2003, the Company has determined to change its fiscal year from that used in its most recent filing with the SEC (December 31, 2003). The date of the new fiscal year end shall be June 30. The Company intends to file a transition report on Form 10-K to cover the transition period of January 1, 2003 through June 30, 2003, pursuant to the Securities Exchange Act of 1934, as amended on or before September 29, 2003.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto authorized.

                                                             Listo, Inc.

                                                    By:  /s/ Robert Smart
September 29, 2003                                  ----------------------------
                                                               Robert Smart
                                                               President


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